Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details) ¥ in Thousands, $ in Thousands	Feb. 28, 2025 CNY (¥)	Feb. 28, 2025 USD ($)	Feb. 29, 2024 CNY (¥)
Payables and Accruals [Abstract]
Payable for funding commitments	¥ 45,000	$ 6,179	¥ 45,000
Payable for property and equipment purchase	8,177	1,123	3,781
Accrued employee payroll and welfare benefits	6,089	836	3,712
Default payable			871
Other taxes payable	3,897	535	3,540
Refund liabilities	1,039	143	454
Others	7,686	1,055	8,682
Total	¥ 71,888	$ 9,871	¥ 66,040